Security Information






Security Purchased

CUSIP
02209SAD5

Issuer
Altria Group Inc.

Underwriters
Citigroup, Goldman Sachs, JP Morgan, Barclays
Capital, Deutsche Bank Securities Inc, HSBC
Securities, Loop Capital Markets LLC, RBS
Greenwich Capital, Scotia Capital Inc, Williams
Capital Group LP

Years of continuous operation, including predecessors
> 3 years

Security
MO 9.7% 11/10/18

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/5/2008

Total amount of offering sold to QIBs
3,100,000,000

Total amount of any concurrent public offering
0

Total
3,100,000,000

Public offering price
99.931

Price paid if other than public offering price
 N/A

Underwriting spread or commission
65.00%

Rating
Baa1/BBB

Current yield
9.71%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS High Income VIP
DWS
165,000.00
 $                   164,886
0.01%

DWS High Income Fund
DWS
1,315,000.00
 $
1,314,093
0.04%

DWS High Income Plus Fund
DWS
260,000.00
 $                   259,821
0.01%

DWS Strategic Income VIP
DWS
25,000.00
 $                     24,983
0.00%

DWS Strategic Income Fund
DWS
85,000.00
 $                     84,941
0.00%

DWS Strategic Income Trust
DWS
30,000.00
 $                     29,979
0.00%

DWS Strategic income VIP
DWS
1,000,000.00
 $                   999,310
0.03%

DWS Strategic Income Fund
DWS
4,000,000.00
 $
3,997,240
0.13%

DWS Multi Market Income Trust
DWS
105,000.00
 $                   104,928
0.00%

DWS Lifecycle Long Range Fund
DWS
15,000.00
 $                     14,990
0.00%


DWS

 $                              -
0.00%

Total

7,000,000
 $
6,995,170
0.23%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
02209SAC7

Issuer
Altria Group Inc

Underwriters
Citigroup, Goldman Sachs, JP Morgan, Barclays
Capital, Deutsche Bank Securities Inc, HSBC
Securities, Loop Capital Markets LLC, RBS
Greenwich Capital, Scotia Capital Inc, Williams
Capital Group LP

Years of continuous operation, including predecessors
> 3 years

Security
MO 8.5% 11/10/13

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/5/2008

Total amount of offering sold to QIBs
1,400,000,000

Total amount of any concurrent public offering
0

Total
1,400,000,000

Public offering price
99.952

Price paid if other than public offering price
 N/A

Underwriting spread or commission
6.00%

Rating
Baa1/BBB

Current yield
8.50%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS High Income VIP
DWS
330,000.00
 $                   329,842
0.02%

DWS High Income Fund
DWS
2,640,000.00
 $                 2,638,733
0.19%

DWS High Income Plus Fund
DWS
520,000.00
 $                   519,750
0.04%

DWS Strategic Income VIP
DWS
45,000.00
 $                     44,978
0.00%

DWS Strategic Income Fund
DWS
170,000.00
 $                   169,918
0.01%

DWS Strategic Income Trust
DWS
55,000.00
 $                     54,974
0.00%

DWS Multi Market Income Trust
DWS
210,000.00
 $                   209,899
0.02%

DWS Lifecycle Long Range Fund
DWS
30,000.00
 $                     29,986
0.00%


DWS

 $                              -
0.00%


DWS

 $                              -
0.00%

Total

4,000,000
 $                 3,998,080
0.29%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information






S
e
c
u
r
i
t
y

P
u
r
c
h
a
s
e
d

CUSIP
2
2
6
5
6
6
A
H
0

Issuer
C
R
I
C
K
E
T

C
O
M
M
U
N
I
C
A
T
I
O
N
S

I
N
C

Underwriters
C
i
t
i
g
r
o
u
p
,

D
B
S
I
,

G
o
l
d
m
a
n

S
a
c
h
s
,

M
o
r
g
a
n

S
t
a
n
l
e
y

Years of continuous operation, including predecessors
>

3

y
e
a
r
s

Security
L
E
A
P

1
0
%

7
/
1
5
/
2
0
1
5

Is the affiliate a manager or co-manager of offering?
J
o
i
n
t

L
e
a
d

M
a
n
a
g
e
r

Name of underwriter or dealer from which purchased
G
o
l
d
m
a
n

S
a
c
h
s

Firm commitment underwriting?
Y
e
s

Trade date/Date of Offering
6
/
1
9
/
2
0
0
8

Total amount of offering sold to QIBs
3
0
0
,
0
0
0
,
0
0
0

Total amount of any concurrent public offering
0

Total
3
0
0
,
0
0
0
,
0
0
0

Public offering price
1
0
0
..
0
0

Price paid if other than public offering price

N
/
A


Underwriting spread or commission
2
..
0
0
%

Rating
B
3
/
B
-

Current yield
1
0
..
0
0
%

Benchmark vs Spread (basis points)
6
1
5

b
p







Fund Specific Information






B
o
a
r
d
T
o
t
a
l

P
a
r

V
a
l
u
e

P
u
r
c
h
a
s
e
d
$

A
m
o
u
n
t

o
f

P
u
r
c
h
a
s
e
%

o
f

O
f
f
e
r
i
n
g

P
u
r
c
h
a
s
e
d

b
y

t
h
e

F
u
n
d

DWS Funds





DWS Balanced Fund
D
W
S
1
5
5
,
0
0
0


$

1
5
5
,
0
0
0

0
..
0
5
%

DWS Balanced VIP
D
W
S
5
0
,
0
0
0


$

5
0
,
0
0
0

0
..
0
2
%

DWS High Income Fund
D
W
S
5
,
8
8
0
,
0
0
0


$

5
,
8
8
0
,
0
0
0

1
..
9
6
%

DWS High Income Plus Fund
D
W
S
1
,
1
8
0
,
0
0
0


$

1
,
1
8
0
,
0
0
0

0
..
3
9
%

DWS High Income Trust
D
W
S
7
3
0
,
0
0
0


$

7
3
0
,
0
0
0

0
..
2
4
%

DWS High Income VIP
D
W
S
7
8
0
,
0
0
0


$

7
8
0
,
0
0
0

0
..
2
6
%

DWS Lifecycle Long Range Fund
D
W
S
7
0
,
0
0
0


$

7
0
,
0
0
0

0
..
0
2
%

DWS Multi Market Income Trust
D
W
S
4
9
5
,
0
0
0


$

4
9
5
,
0
0
0

0
..
1
7
%

DWS Strategic Income Fund
D
W
S
4
3
0
,
0
0
0


$

4
3
0
,
0
0
0

0
..
1
4
%

DWS Strategic Income Trust
D
W
S
1
3
0
,
0
0
0


$

1
3
0
,
0
0
0

0
..
0
4
%

DWS Strategic Income VIP
D
W
S
1
0
0
,
0
0
0


$

1
0
0
,
0
0
0

0
..
0
3
%

Total

1
0
,
0
0
0
,
0
0
0


$

1
0
,
0
0
0
,
0
0
0

3
..
3
3
%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.









Security Information








Security Purchased


CUSIP
718172AG4


Issuer
PHILIP MORRIS INTL INC


Underwriters
Citigroup, Deutsche Bank Securities Inc, Goldman
Sachs, BNP Paribas, RBS Greenwich Capital,
Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
PM 6.875% 03/17/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/12/2008


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
99.512


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A2e/A


Current yield
6.91%


Benchmark vs Spread (basis points)











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Plus Fund
DWS
165,000.00
 $                   164,195
0.01%



DWS Strategic Income VIP
DWS
15,000.00
 $                     14,927
0.00%



DWS High Income Fund
DWS
825,000.00
 $                   820,974
0.07%



DWS High Income VIP
DWS
105,000.00
 $                   104,488
0.01%



DWS Strategic Income Fund
DWS
55,000.00
 $                     54,732
0.00%



DWS Strategic Income Trust
DWS
275,000.00
 $                   273,658
0.02%



DWS Multi Market Income Trust
DWS
1,050,000.00
 $
1,044,876
0.08%



DWS Lifecycle Long Range Fund
DWS
10,000.00
 $                       9,951
0.00%



Total

2,500,000
 $
2,487,800
0.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Purchased

CUSIP
87612BAA0

Issuer
TARGA RESOURCES PARTNERS

Underwriters
BoA, Credit Suisse, DBSI, BNP Paribas,
Lehman Brothers, Merrill Lynch, Piper
Jaffray, RBC Dominion Securities, RBS
Greenwich Capital, Wachovia Securities

Years of continuous operation, including predecessors
> 3 years

Security
NGLS 8.25% 7/1/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/12/2008

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public offering
0

Total
250,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B2/B

Current yield
8.25%

Benchmark vs Spread (basis points)
418 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
45,000
 $
45,000
0.02%

DWS Balanced VIP
DWS
15,000
 $
15,000
0.01%

DWS High Income Fund
DWS
1,735,000
 $
1,735,000
0.69%

DWS High Income Plus Fund
DWS
345,000
 $
345,000
0.14%

DWS High Income Trust
DWS
215,000
 $
215,000
0.09%

DWS High Income VIP
DWS
235,000
 $
235,000
0.09%

DWS Lifecycle Long Range Fund
DWS
20,000
 $
20,000
0.01%

DWS Multi Market Income Trust
DWS
145,000
 $
145,000
0.06%

DWS Short Duration Plus Fund
DWS
40,000
 $
40,000
0.02%

DWS Strategic Income Fund
DWS
130,000
 $
130,000
0.05%

DWS Strategic Income Trust
DWS
40,000
 $
40,000
0.02%

DWS Strategic Income VIP
DWS
35,000
 $
35,000
0.01%

Total

3,000,000
 $
3,000,000
1.20%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed.
 If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
927804FG4

Issuer
VIRGINIA ELECTRIC & POWER CO

Underwriters
Citigroup, Goldman Sachs, RBS
Greenwich Capital, Bank of New York
Mellon Corp, The Duetsche Bank
Securities Inc, KBC Group NV, Scotia
Capital Inc, UBS Securities LLC, Williams
Capital Group LP

Years of continuous operation, including predecessors
> 3 years

Security
D 8.875% 11/15/38

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman, Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/3/2008

Total amount of offering sold to QIBs
700,000,000

Total amount of any concurrent public offering
0

Total
700,000,000

Public offering price
99.995

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa1/A-

Current yield
8.88%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS High Income Fund
DWS
305,000.00
 $
304,985
0.04%

DWS High Income Plus Fund
DWS
60,000.00
 $
59,997
0.01%

DWS High Income VIP
DWS
40,000.00
 $
39,998
0.01%

DWS Lifecycle Long Range Fund
DWS
10,000.00
 $
10,000
0.00%

DWS Multi Market Income Trust
DWS
25,000.00
 $
24,999
0.00%

DWS Short Duration Plus Fund
DWS
20,000.00
 $
19,999
0.00%

DWS Strategic Income Fund
DWS
20,000.00
 $
19,999
0.00%

DWS Strategic Income Trust
DWS
10,000.00
 $
10,000
0.00%

DWS Strategic Income VIP
DWS
10,000.00
 $
10,000
0.00%

Total

500,000
 $
499,975
0.07%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.